UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 11, 2019

The Interpublic Group of Companies, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	1-6686	13-1024020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue, New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	IPG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 11, 2019, The Interpublic Group of Companies, Inc. (the “Company”) announced that Frank Mergenthaler, Executive Vice President and Chief Financial Officer, will retire effective December 31, 2019. The Company also announced that Ms. Ellen Johnson, currently the Company’s Senior Vice President of Finance and Treasurer, and CFO of IPG Mediabrands, will succeed Mr. Mergenthaler as Executive Vice President and Chief Financial Officer, effective January 1, 2020. Ms. Johnson, age 53, was hired as Assistant Treasurer, International in February 2000. She was elected Senior Vice President and Treasurer in October 2004, in February 2013, was elected to Senior Vice President of Finance and Treasurer and, in 2018 she added the title of CFO of IPG Mediabrands.

There are no family relationships between Ms. Johnson and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Mergenthaler will continue with the Company in an advisory role through March 31, 2020, serving as Executive Vice President during that period.

The Company will disclose any subsequent material arrangement in connection with Ms. Johnson’s appointment in an amendment to this Form 8–K

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Transition Agreement, dated as of June 11, 2019, by and between the Company and Frank Mergenthaler.
99.1	Press Release dated June 11, 2019, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: June 12, 2019	By: /s/ Andrew Bonzani
Name: Andrew Bonzani Title: Executive Vice President, General Counsel and Secretary